Exhibit 10[____]


AWARD/CONTRACT

1. THIS CONTRACT IS RATED ORDER UNDER DPAS (15 CFR 350)
RATING:   DO-C9
PAGE 1 of 17 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO. N00173-98-D-2007

3. EFFECTIVE DATE :  SEE BLOCK 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: 81-8048-97

5. ISSUED BY:

     CONTRACTING OFFICER
     NAVAL RESEARCH LABORATORY
     4555 OVERLOOK AVE, SW
     WASHINGTON DC 20375-5326

6. ADMINISTERED BY (If other than Item 5) CODE S1002A

     DCMC ORLANDO
     3555 MAGUIRE BLVD
     ORLANDO FL  32803-3726

SCD: C

7. NAME AND ADDRESS OF CONTRACTOR  (No.,  street,  city,  county,  State and Zip
Code)

     SOFTWARE TECHNOLOGY INC.
     1225 EVANS ROAD
     MELBOURNE FL 32904-2314

CODE   3R623

8. DELIVERY:  [_] FOB ORIGIN            [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT: NET 30

10. SUBMIT INVOICES (4 Copies unless otherwise specified) TO THE ADDRESS SHOWN
IN:  SEE ITEM 12

11. SHIP TO/MARK FOR      CODE   N00173

SEE SECTION F - DELIVERIES OR PERFORMANCE

12. PAYMENT WILL BE MADE BY           CODE   HQ0338

       DFAS COLUMBUS CENTER
       SOUTH ENTITLEMENT OPERATIONS
       COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

[_] 10 U.S.C 2304(c)      ()   [_] 41 U.S.C. 253(c)                       ()

14. ACCOUNTING AND APPROPRIATION DATA:  SEE SECTION G

15A. ITEM NO.
15B. SUPPLIES/SERVICES:  SEE PAGE 2
Attn: LISA A. FLEMING                    3230.LS   202/767-3739
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
15G. TOTAL AMOUNT OF CONTRACT > $61,538,419.00

16. TABLE OF CONTENTS

(X)     SEC.                      DESCRIPTION                           PAGES(S)

PART 1 - THE SCHEDULE
               A                  SOLICITATION/CONTRACT FORM
               B                  SUPPLIES OR SERVICES AND PRICES/COSTS
               C                  DESCRIPTION/SPECS./WORK STATEMENT
               D                  PACKAGING AND MARKING
               E                  INSPECTION AND ACCEPTANCE
               F                  DELIVERIES OR PERFORMANCE
               G                  CONTRACT ADMINISTRATION DATA
               H                  SPECIAL CONTRACT REQUIREMENTS

PART II - CONTRACT CLAUSES
               I                  CONTRACT CLAUSES

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
               J                  LIST OF ATTACHMENTS

PART IV - REPRESENTATIONS AND INSTRUCTIONS

               K                  REPRESENTATIONS, CERTIFICATIONS AND
                                  OTHER STATEMENTS OF OFFERORS
               L                  INSTRS., CONDS. AND NOTICES TO OFFERORS
               M                  EVALUATION FACTORS FOR AWARD

               CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number _______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

H.R. TREW    DIRECTOR OF CONTRACTS

19B. NAME OF CONTRACTOR                                         19C. DATE SIGNED

BY  /s/ H. R. Trew                                                   4-30-98
    ---------------------------------------
    (Signature of person authorized to sign)

20A. NAME OF CONTRACTING OFFICER
JOSEPH C. ELY
CONTRACTING OFFICER

20B. UNITED STATES OF AMERICA                                   20C. DATE SIGNED

BY  /s/ Joseph C. Ely                                               APR 30, 1998
(Signature of Contracting Officer)

--------------------------------------------------------------------------------
NSN 7540-01-152-8069                 26-107          STANDARD FORM 26 (REV 4-45)
PREVIOUS EDITION                  *U.S.G.P.O.:            Prescribed by GSA
   UNUSABLE                  1990-262-081/20013


                              PART I - THE SCHEDULE
                                    SECTION B
                      SUPPLIES OR SERVICES AND PRICES/COSTS

B-1 SUPPLIES/SERVICES AND COSTS
                                   TOTAL EST.
ITEM          SUPPLIES OR SERVICES                     MAXIMUM              MAXIMUM      MAXIMUM
NUMBER                                                 ESTIMATED            FIXED        TOTAL EST. COST PLUS
                                                       COST                 FEE          FIXED FEE

0001          The Contractor shall provide
              software and engineering
              support in accordance with Section C.   $57,167,518.00    $4,370,901.00   $61,538,419.00

0002          Data in accordance
              with Exhibit A (DD 1423)                 *NSP                 *NSP         *NSP
            and Enclosure (1)

TOTAL ESTIMATED COST PLUS FIXED FEE:                                                     $61,638,419.00

*Not separately priced



B-2         MINIMUM AND MAXIMUM QUANTITIES

As contemplated by the clause of the solicitation entitled, "Indefinite Quantity", the minimum quantity that will be ordered by the Government during the effective period of the contract is research and development support requiring the contractor to provide a level of effort of 95,680 direct labor hours.

The maximum quantity that the Government may order during the effective period of the contract is research and development support requiring the contractor to provide a level of effort of 911 600 direct labor hours.

The minimum and maximum quantities may consist of any combination of the tasks contained in the statement of work.




                                    SECTION C

                    DESCRIPTION/SPECIFICATIONS/WORK STATEMENT




C-1         WORK STATEMENT

The work and services to be performed hereunder shall be subject to the requirements and standards contained in Attachment (1), Statement of Work, with Exhibit A, Contract Data Requirements List, and all other Attachments cited in Section J, which are incorporated by reference into Section C.

C-2 The specific work to be carried out shall be further described in task orders issued under this contract.




                                    SECTION D

                              PACKAGING AND MARKING

D-1         PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items must conform to normal commercial packing standards to assure safe delivery at destination.




                                    SECTION E

                            INSPECTION AND ACCEPTANCE

E-1         INSPECTION AND ACCEPTANCE CLAUSES INCORPORATED BY REFERENCE

FAR CLAUSE      TITLE

52.246-9 -      Inspection of Research And Development (Short Form) (APR 1984)

DFARS CLAUSE    TITLE

252.246-7000 -  Material Inspection And Receiving Report (DEC 1991)

E-2         INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract must be accomplished by the Contracting Officer's Representative (COR) designated in Section G of this contract within seven (7) days after delivery of final report. Inspection and acceptance will be performed at the Naval Research Laboratory, Washington DC 20375-5326.




                                    SECTION F

                            DELIVERIES OR PERFORMANCE

F-1         DELIVERIES OR PERFORMANCE CLAUSES INCORPORATED BY REFERENCE:

FAR CLAUSE  TITLE

52.242-15 -             Stop-Work Order (AUG 1989) - Alternate I (APR 1984)

52.247-34 -             F.O.B. Destination (NOV 1991)

F-2         DELIVERIES OR PERFORMANCE

(a) The effective period of this contract during which delivery orders/task orders may be issued is from date of contract award through five (5) years thereafter.

(b) Each delivery order/task order shall specify the period of performance.

(c) Each delivery order/task order shall specify the place of performance.


                                    SECTION G

                          CONTRACT ADMINISTRATION DATA

G-1         PROCURING OFFICE REPRESENTATIVE

In order to expedite administration of this contract, the Administrative Contracting Officer (ACO) will direct inquiries to the appropriate officer listed below. Please do not direct routine inquiries to the person listed in
Item 20A on Standard Form 26.

Contract Matters Lisa Fleming, Code 3230.LS, (202) 767-3739, DSN 297-3739, Telecopier (202) 767-6197 or e-mail: fleming@contracts.nrl.navy.mil

Security Matters - Mr. Charles Rogers, Code 1221, (202) 767-2240, DSN 297-2240

Safety Matters - Mr. Kirk J. King, Code 1240, (202) 767-2232, DSN 297-2232

Patent Matters - Mr. Thomas McDonnell, Code 3008.2, (202)767-3427, DSN 297-3427

Release of Data - Mr. Richard H. Baturin, Code 1230, (202)767-2541, DSN 297-2541

The ACO will forward invention disclosures and reports directly to the Associate Counsel for Patents Code 3008.2, Naval Research Laboratory, Washington DC 20375-5320. The Associate Counsel for Patents will return the reports along with a recommendation to the Administrative Contracting Officer. The Associate Counsel for Patents will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

G-2       CONTRACTING OFFICER'S REPRESENTATIVE (COR) - FUNCTIONS AND LIMITATIONS

Jeffrey Cleveland, Code 8133, is hereby designated the cognizant COR who will represent the Contracting Officer in the administration of technical details within the scope of this contract and inspection and acceptance. The COR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government. The COR may be personally liable for unauthorized acts. The COR does not have the authority to alter the Contractor's obligations or change the specifications in the contract. If, as a result of technical discussions, it is desirable to alter contract obligations or statements of work, a modification must be issued in writing and signed by the Contracting Officer. The COR is responsible for reviewing the bills and charges submitted by the Contractor and informing the ACO of areas where exceptions are to be taken. This COR appointment shall be effective through the life of this contract unless otherwise relieved in writing and is not redelegable.

G-3         TECHNICAL DIRECTION MEMORANDUM (TDM)

(a) For the purposes of this clause, technical direction includes the following:

          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise describes work which will accomplish the objectives described in the statement of work;

          (2)  Guidelines to the Contractor  which assist in  interpretation  of
               drawings,   specifications   or   technical   portions   of  work
               description.

(b) Technical instructions must be within the scope of work stated in the contract. Technical instructions may not be used to:

          (1)  Assign additional work under the contract;

          (2) Direct a change as defined in the contract clause entitled "Changes";

          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

          (4) Change any of the terms, conditions or specifications of the contract

(c) The TDM shall be written by the Contracting Officer's Representative (COR), with the original given to the Contractor and a copy retained in the CORs file. Technical direction may be issued orally only in emergency situations. If technical direction is issued orally, a TDM must follow within two (2) working days from the date of the oral direction. Amendments, corrections, or changes to TDMs shall also be in written format and shall include all the information set forth in e. below.

(d) A TDM shall be considered issued when the Government deposits it in the mail, or if transmitted by other means, when it is physically delivered to the contractor.

(e) TDMs shall include, but not limited to, the following information:

          (1)  Date of TDM,

          (2)  Contract Number,

          (3) Reference to the relevant portion or item in the Statement of Work, (4) The specific technical direction or clarification, and

          (5)  The signature of the COR.

(f) CORs shall retain all files containing TDMs for a period of two (2) years after the final contract completion date.

(g) The only individual authorized in any way to amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten (10) working days after its receipt.

G-4     NAPS 5252.232-9001 - SUBMISSION OF INVOICES (COST-REIMBURSEMENT,
TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE (JUL 1992))

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b)  The  Contractor   shall  submit  invoices  and  any  necessary   supporting
documentation, in an original and 4 copies, to the contract auditor at the following address:

             DCAA Melbourne Branch Office
             6767 N. Wickman Rd., Suite 507
             Melbourne, FL  32940-9998

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to [See Section G for designated COR]. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery orders. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

(1) Contract line item number (CLIN)
(2) Subline item number (SLIN)
(3) Accounting Classification Reference Number (ACRN)
(4) Payment terms
(5) Procuring activity
(6) Date supplies provided or services performed
(7) Costs incurred and allowable under the contract
(8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided

(e)       A DD Form 250, "Material Inspection and Receiving Report",

                  **    is required with each invoice submittal.
                  X     is required only with the final invoice.
                  **    is not required.

(f)       A Certificate of Performance

                 **     shall be provided with each invoice submittal.
                  X     is not required.

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Cost of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLIN/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

G-5 INCREMENTAL FUNDING

Orders issued under this contract may be incrementally funded. Incrementally funded orders will contain a provision substantially as follows:

      (* To be completed in each individual task when incrementally funded)

G-6 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (COST-REIMBURSEMENT)

The purpose of these instructions is to permit the paying office to charge the accounting classification citations in the contract in a manner that reflects the performance of the contract. These instructions do not create any obligation on the part of the Government or the contractor nor do they in any way alter any obligation created by any other provision of the contract. Invoices should be paid from available ACRNs in the following order:

(a) ACRNs cited on the contractor's invoice.

(b) On a proportional basis from any ACRNs assigned to funds which will cancel at the end of the current fiscal year.

(c) The ACRN assigned to the following line of accounting:

            97X4930.NH4A  000  77777  0  000173  2F  000000  N00173Z45000.

(d) If funds appropriated in more than one fiscal year are allotted to the contract, the ACRN assigned to the oldest allotment of funds.

(e) On a proportional basis from all ACRNs assigned to allotments of funds appropriated in a single fiscal year.

G-7 ACCOUNTING AND APPROPRIATION DATA

Each delivery order/task order will contain the accounting and appropriation data for payment under the contract.

G-8 TASK ORDER PROCEDURES FOR INDEFINITE QUANTITY CONTRACTS

The following procedure shall be followed when placing task orders under this contract:

(a) Only properly appointed Contracting Officers employed at the Naval Research Laboratory (NRL) shall issue task orders under this contract.

(b) A DD Form 1155 will be issued for each task order. The DD Form 1155, "Order for Supplies or Services", shall constitute the instrument for the placement of requirements under this contract.

(c) Each task order shall be subject to FAR 52.232-20 Limitation of Cost or FAR 52.232-22 Limitation of Funds clause, as appropriate. Each task order is subject to the terms and conditions of the clause in Section H entitled, "Level of Effort Task Orders".

(d) Prior to the issuance of a task order, the contractor will be provided with the statement of work and shall promptly submit a cost proposal for performing the work. The fixed fee shall be in the same proportion to the estimated cost for each task order as a maximum fixed fee is to the maximum estimated cost for the contract as set forth in Section B.

(e) Task orders issued shall include, but not be limited to, the following information:

          (1)  Date of Order
          (2)  Contract Number and Task Order Number
          (3)  Accounting and Appropriation Data
          (4)  Description of the Work to be Performed
          (5)  Level of Effort
          (6)  DD Form 1423 (Contract Data Requirements List)
          (7)  Place of Performance
          (8)  Period of Performance
          (9)  Estimated Cost Plus Fixed Fee
          (10) DD Form 254 (Contract Security Classification Specifications)
          (11) List of Government furnished material and the estimated value thereof for each order

(f) The ceiling amount for each task order will be the ceiling price stated therein and may not be exceeded except when authorized by a modification to the task order.


                                    SECTION H

                          SPECIAL CONTRACT REQUIREMENT

H-1         TYPE OF CONTRACT

This is an Indefinite Delivery Indefinite Quantity type contract with Cost Plus Fixed Fee Term task orders.

H-2         ONR 5252.237-9705 - KEY PERSONNEL (DEC 88)

(a) The Contractor agrees to assign to the contract tasks those persons whose resumes where submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.

(b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least fifteen (15) days in advance (thirty (30) days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

(c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor of his/her approval or disapproval thereof.

(d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:

                (To be identified in each individual task order)

H-3         LEVEL OF EFFORT TASK ORDERS

(a) In the performance of each task order issued under this contract, the Contractor agrees to provide the level of effort specified in the task order and in accordance with this provision.

(b) The level of effort per task order shall be expended at the average monthly rate specified therein. It is understood and agreed that the rate of direct labor hours expended each month may fluctuate in pursuit of the technical objective, provided such fluctuation does not result in the use of the total hours of effort prior to the expiration of the term of the task order.

(c) The Contractor is required to notify the Contracting Officer when any of the following situations occur, or are anticipated to occur: If during any three consecutive months the monthly average is exceeded by 25% or, at any time it is forecast that during the last three months of the task order less than 50% of the monthly average will be used during any given month; or, when 85% of the total level of effort has been expended.

(d) If, during the term of the contract, the Contractor finds it necessary to accelerate the expenditure of direct labor under a task order to such an extent that the total hours of effort specified would be used prior to the expiration of the term, the Contractor shall notify the Contracting Officer in writing setting forth the acceleration required, the probable benefits which would result, and an offer to undertake the acceleration at no increase in the estimated cost or fixed fee together with an offer setting forth a proposed level of effort, cost breakdown, and proposed fixed-fee for continuation of the work until expiration of the term hereof. The offer shall provide that the work proposed will be subject to the terms and conditions of this contract and any additions or changes required by then current law, regulations, or directives, and that the offer, with a written notice of acceptance by the Contracting Officer, shall constitute a binding contract. The Contractor shall not accelerate any effort until receipt of such written approval by the Contracting Officer. Any agreement to accelerate will be formalized by contract modification.

(e) The Contracting Officer may, by written order, direct the Contractor to accelerate the expenditure of direct labor under a task order such that the labor-hours of effort specified therein would be used prior to the expiration of the term. This order shall specify the acceleration required and the resulting revised term. The Contractor shall acknowledge this order within ten days of receipt.

(f) If the total level of effort specified in each task order is not provided by the Contractor during the term of the task order, the Contracting Officer shall either (i) reduce the fixed fee of this contract as follows:

Fee Reduction = Fixed Fee x (Required LOE Hours - Expended LOE Hours)
                                                  Required LOE Hours

or (ii) subject to the provisions of the clause of this contract entitled "Limitation of Cost," require the Contractor to continue to perform the work until the total number of hours of direct labor specified in the task order shall have been expended, at no increase in the fixed fee of this contract.

(g) In the event the Government fails to fully fund the task order in a timely manner, the term of the task order may be extended accordingly with no change to cost or fee. If the Government fails to fully fund the task order, the fee will be adjusted in direct proportion to that effort which was performed.

(h) Notwithstanding any of the provisions of the above paragraphs, the Contractor may furnish labor-hours up to five percent in excess of the total direct labor-hours specified in the task order provided that the additional effort is furnished within the term hereof, and provided further that no increase in the estimated cost or fixed-fee is required, and no adjustment in the fixed-fee shall be made provided that the Contractor has delivered at least 95% of the level of effort specified in the task order.

(i) It is understood that the mix of labor categories provided by the Contractor under the task order, as well as the distribution of effort among those categories, may vary considerably from the initial mix and distribution of effort which was estimated by the Government or proposed by the Contractor.

(j) Nothing herein shall be construed to alter or waive any of the rights or obligations of either party pursuant to the Clause entitled "Limitations of Costs" or Limitation of Funds," either of which incorporated herein applies to each task order under this contract.

H-4         SUBCONTRACTORS/CONSULTANTS

(a) The following subcontractors/consultants have been identified in the Contractor's proposal as necessary for performance of this contract.

Subcontractor/Consultant Name            Time or Unit             Estimated Cost

                (To be identified in each individual task order)

(b) The Contracting Officer's consent required by Paragraph (c) of the contract clause entitled "Subcontracts (Cost-Reimbursement and Letter Contracts)" is hereby given for the listed subcontracts/consultants unless (i) they are of the cost-reimbursement, time-and-materials, or labor-hour type and are estimated to exceed $10,000, including any fee, (ii) are proposed to exceed $100,000, or
(iii) are one of a number of subcontracts with a single subcontractor, under this contract, for the same or related supplies or services that, in the aggregate, are expected to exceed $100,000. In such cases consent shall be requested from the Administrative Contracting Officer.

(c) Any changes to the above list must be authorized by the Administrative Contracting Officer (ACO).

H-5         ONR 5252.235-9714 - REPORT PREPARATION (FEB 97)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-1995, "Scientific and Technical
Reports: Elements, Organization, and Design." [NOTE: ANSI Z39.18 may be obtained from NISO Press Fulfillment Center, P.O. Box 338, Oxon Hill, MD 20750-0338. Telephone 1-800-282-6476].

H-6         ON-SITE USE OF GOVERNMENT PROPERTY

It is anticipated that Government property will be used by the contractor's personnel in the performance of that portion of the contract performed on-site at the U.S. Naval Research Laboratory (NRL) including any of its field sites. Such use will be on a rent free basis and all such property shall be considered to remain in the possession and control of the NRL for property responsibility and accountability purposes.

H-7 GOVERNMENT-FURNISHED PROPERTY

The following Government property will be furnished to the contractor on a rent-free basis for use in performing the contract:

The contractor personnel working at NRL shall be provided office space and furniture as well as direct access to NRL computer resources. The off-site contractor personnel shall be provided either communication access to the computer resources at NRL.
An NRL supported dial-up teleconferencing link will be provided. The characteristics of this link are:

(a) Video Equipment - CLI Gallery 235 Video System with Codec running Rembrandt II/VP Software and T1 interface. Capable of far end control.

(b) Digital Line Interface - ISDN Primary Rate Interface 23B+D B8ZS ESF. Dial-up via switched 384 HO, (6 channels bundled).

(c) Network Interface - General Data Communication Image *TMS Model 40 switched network access unit.

            The teleconferencing facility is available to the contractor for technical meetings associated with the work described in this SOW. Scheduling of the facility is, limited by exceptional situations, done on a first-come basis.

H-8         REPRESENTATIONS AND CERTIFICATIONS

The Contractor's completed Representations, Certifications, and Other Statements of Offerors is incorporated herein by reference in any resultant award.

                           PART II - CONTRACT CLAUSES

                                    SECTION I

                                CONTRACT CLAUSES

I-1         52.252.2 - CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.          FEDERAL ACQUISITION REGULATION CLAUSES

FAR CLAUSE  TITLE

52.202-1       - Definitions OCT 1995)
52.203-3       - Gratuities (APR 1984)
52.203-5       - Covenant Against Contingent Fees (APR 1984)
52.203-6       - Restrictions  On  Subcontractor  Sales To The  Government  (JUL
                 1995)
52.203-7       - Anti-Kickback Procedures (JUL 1995)
52.203-8       - Cancellations, Rescission, And Recovery Of Funds For Illegal Or
                 Improper Activity (JAN 1997)
52.203-10      - Price Or Fee Adjustment  For Illegal Or Improper  Activity (JAN
                 1997)
52.203-12      - Limitation   On  Payments  To   Influence   Certain   Federal
                 Transactions (Jan 1990)
52.204-2       - Security Requirements (AUG 1996)
52.204-4       - Printing/Copying Double-Sided On Recycled Paper (JUN 1996)
52.209-6       - Protecting The Government's  Interest When  Subcontracting With
                 Contractors Debarred, Suspended, Or Proposed For Debarment (JUL 1995)
52.211-15      - Defense Priority and Allocation Requirements (SEP 1990)
52.215-2       - Audit And Records-Negotiation (AUG 1996)
52.215-22      - Price Reduction For Defective Cost Or Pricing Data (OCT 1995)
52.215-24      - Subcontractor Cost Or Pricing Data (OCT 1995)
52.215-27      - Termination Of Defined Benefit Pension Plans (MAR 1996)
52.215-31      - Waiver Of Facilities Capital Cost Of Money (SEP 1987)
52.215-33      - Order Of Precedence (JAN 1986)
52.215-39      - Reversion Or Adjustment Of Plans For  Post-Retirement  Benefits
                 Other Than Pensions (PRB) (MAR 1996)
52.215-40      - Notification Of Ownership Changes (FEB 1995)
52.216-7       - Allowable Cost And Payment (FEB 1997)
52.216-8       - Fixed-Fee (MAR 1997)
52.219-8       - Utilization Of Small, Small Disadvantaged And Women-Owned Small
                 Business Concerns (OCT 1995)
52.219-9       - Small,  Small  Disadvantaged  and  Women-Owned  Small  Business
                 Subcontracting Plan (AUG 1996) - Alternate II (MAR 1996)
52.219-16      - Liquidated Damages-Subcontracting Plan (OCT 1995)
52.222-1       - Notice To The Government Of Labor Disputes (FEB 1997)
52.222-2       - Payment For Overtime  Premiums (JUL 1990) - The Use Of Overtime
                 is Authorized Under This Contract If The Overtime Premium Does Not Exceed __ "0" --
52.222-3       - Convict Labor (AUG 1996)
52.222-26      - Equal Opportunity (APR 1984)
52.222-28      - Equal Opportunity Preaward Clearance Of Subcontracts (APR 1984)
52.222-35      - Affirmative  Action  For  Special  Disabled  And  Vietnam  Era
                 Veterans (APR 1984)
52.222-36      - Affirmative Action For Handicapped Workers (APR 1984)
52.222-37      - Employment Reports On Special Disabled Veterans And Veterans Of
                 The Vietnam Era (JAN 1988)
52.223-2       - Clean Air And Water (APR 1984)
52.223-3       - Hazardous Material Identification And Material Safety Data (JAN
                 1997)
52.223-5       - Pollution Prevention and Right-To-Know Information (MAR 1997)
52.223-6       - Drug-Free Workplace (JAN 1997)
52.223-14      - Toxic Chemical Release Reporting (OCT 1996)
52.225-11      - Restrictions On Certain Foreign Purchases (OCT 1996)
52.226-1       - Utilization Of Indian  Organizations And Indian-Owned  Economic
                 Enterprises (SEP 1996)
52.227-1       - Authorization And Consent (JUL 1995) - Alternate I (APR 1984)
52.227-2       - Notice  And   Assistance   Regarding   Patent  And   Copyright
                 Infringement (AUG 1996)
52.227-12      - Patent  Rights - Retention By The  Contractor  (Long Form) (JAN
                 1997)
52.228-7       - Insurance - Liability To Third Persons (MAR 1996)
52.232-9       - Limitation On Withholding Of Payments (APR 1984)
52.232-18      - Availability Of Funds (APR 1984)
52.232-20      - Limitation Of Cost (APR 1984)  (Applicable when the contract or task order is fully funded)
52.232-22      - Limitation Of Funds (APR 1984) (Applicable when the contract or task order is not fully funded)
52.232-23      - Assignment Of Claims (JAN 1986) Alternate I (APR 1984)
52.232-25      - Prompt Payment (MAY 1997)
52.232-33      - Mandatory  Information  For Electronic  Funds Transfer  Payment
                 (AUG 1996)
52.233-1       - Disputes (OCT 1995) - Alternate I (DEC 1991)
52.233-3       - Protest After Award (AUG 1996) - Alternate I (JUN 1985)
52.237-2       - Protection Of Government  Buildings,  Equipment And  Vegetation
                 (APR 1984)
52.237-3       - Continuity Of Services (JAN 1991)
52.242-1       - Notices Of Intent To Disallow Costs APR 1984)
52.242-3       - Penalties For Unallowable Costs (OCT 1995)
52.242-4       - Certification of Final Indirect Costs (JAN 1997)
52.242-13      - Bankruptcy (JUL 1995)
52.243-2       - Changes - Cost  Reimbursement  (AUG  1987) -  Alternate  V (APR
                 1984)
52.243-6       - Change Order Accounting (APR 1984)
52.243-7       - Notification Of Changes (APR 1984)
52.244-2       - Subcontracts  (Cost-Reimbursement  And Letter  Contracts)  (FEB
                 1997) - Alternate I (AUG 1996)
52.244-5       - Competition In Subcontracting (JAN 1996)
52.244-6       -  Subcontracts  for Commercial  Items and Commercial  Components
                  (OCT 1995)
52.245-5       - Government Property (Cost-Reimbursement,  Time-And-Material, Or
                 Labor-Hour Contracts) (JAN 1986)
52.245-9       - Use And Charges (APR 1984) (DEVIATION)
52.245-19      - Government Property Furnished "As-Is" (APR 1984)
52.246-23      - Limitation of Liability (FEB 1997)
52.247-1       - Commercial Bill Of Lading Notations (APR 1984)
52.247-63      - Preference For U.S. Flag Carriers (JAN 1997)
52.249-6       - Termination (Cost-Reimbursement) (SEP 1996)
52.249-14      - Excusable Delays (APR 1984)
52.251-1       - Government Supply Sources (APR 1984)
52.252-6       -  Authorized  Deviations  in Clauses (APR 1984) fill in 52.245-9
                  Use And Charges
52.253-1       - Computer Generated Forms (JAN 1991)

b. DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION CLAUSES

DFARS          CLAUSE TITLE

252.201-7000   - Contracting Officer's Representative (DEC 1991)

252.203-7001   - Special Prohibition On Employment (JUN 1997)

525.203-7002   - Display of DoD Hotline Poster (DEC 1991)

252.204-7000   - Disclosure of Information (DEC 1991)

252.204-7003   - Control Of Government Personnel Work Product (APR 1992)

252.205-7000   - Provision Of Information To Cooperative  Agreement Holders (DEC
                 1991)

252.209-7000   - Acquisition From  Subcontractors  Subject To On-Site Inspection
                 Under The Intermediate-Range Nuclear Forces (INF) Treaty (NOV 1995)

252.215-7000   - Pricing Adjustments (DEC 1991)

252.215-7002   - Cost Estimating System Requirements (DEC 1991)

252.219-7003   - Small Business And Small Disadvantaged Business  Subcontracting
                 Plan (DoD Contracts) (APR 1996)

252.219-7005   - Incentive  For  Subcontracting  With Small  Businesses,  Small
                 Disadvantaged  Businesses,   Historically  Black  Colleges  And
                 Universities, And Minority Institutions (NOV 1995) If the Contractor exceeds the small disadvantaged business historically black college and university, minority institution goal of its subcontracting plan, at completion of contract performance, the Contractor will receive 1 percent of the excess.

252.223-7004   - Drug-Free Work Force (SEP 1988)

252.223-7006   - Prohibition  On Storage And  Disposal  Of Toxic And  Hazardous
                 Materials (APR 1993)

252.225-7012   - Preference For Certain Domestic Commodities (SEP 1997)

252.225-7018   - Notice  of  Prohibition  of  Certain  Contracts  With  Foreign
                 Entities for the Conduct of Ballistic Missile Defense RDT&E (MAY 1994)

252.225-7025   - Restriction On Acquisition Of Forgings (JUN 1997)

252.225-7026   - Reporting Of Contracting  Performance Outside The United States
                 (NOV 1995)

252.225-7031   - Secondary Arab Boycott Of Israel (JUN 1992)

252.227-7013   - Rights In Technical Data - Noncommercial Items (NOV 1995)

252.227-7014   - Rights in  Noncommercial  Computer  Software And  Noncommerical
                 Computer Software Documentation (JUN 1995)

252.227-7016   - Rights In Bids or Proposal Information (Jun 1995)

252.227-7019   - Validation  Of Asserted  Restrictions--Computer  Software  (JUN
                 1995)

252.227-7025   - Limitations  On The Use Or  Disclosure Of  Government-Furnished
                 Information Marked With Restrictive Legends (JUN 1995)

252.227-7030   - Technical Data -- Withholding Of Payment (OCT 1988)

252.227-7034   - Patents -- Subcontracts (APR 1984)

252.227-7036   - Certification Of Technical Data Conformity (MAY 1987)

252.227-7037   - Validation Of Restrictive Markings On Technical Data (NOV 1995)

252.227-7039   - Patents -- Reporting of Subject Inventions (APR 1990)

252.231-7000   - Supplemental Cost Principles (DEC 1991)

252.232-7006   - Reduction Or  Suspension  Of Contract  Payments Upon Finding Of
                 Fraud (AUG 1992)

252.233-7000   - Certification  Of Claims And Requests For Adjustment Or Relief
                 (MAY 1994)

252.235-7010   - Acknowledgment of Support and Disclaimer (MAY 1995)

252.235-7011   - Final Scientific Or Technical Report (MAY 1995)

252.242-7000   - Post Award Conference (DEC 1991)

252.242-7004   - Material Management And Accounting System (SEP 1996)

252.243-7002   - Certification of Requests for Equitable Adjustment (JUL 1997)

252.245-7001   - Reports of Government Property (MAY 1994)

252.246-7001   - Warranty of Data (DEC 1991)

252.247-7023   - Transportation Of Supplies By Sea (NOV 1995)

252.247-7024   - Notification Of Transportation Of Supplies By Sea (NOV 1995)

252.249-7001   - Notification Of Substantial Impact On Employment (DEC 1991)

252.251-7000   - Ordering From Government Supply Sources (MAY 1995)

I-2         FAR 52.223-11 - OZONE-DEPLETING SUBSTANCES (JUN 1996)

     (a) Definitions.

"Ozone-depleting substance", as used in this clause, means any substance designated as Class I by the Environmental Protection Agency (EPA) (40 CFR Part
82), including but not limited to chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or any substance designated as Class II by EPA (40 CFR Part 82), including but not limited to hydrochlorofluorocarbons.

     (b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

"WARNING: Contains (or manufactured with, if applicable) _________________ a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere."

*The Contractor shall insert the name of the substance(s).

I-3         INDEFINITE DELIVERY, INDEFINITE QUANTITY CLAUSES:

FAR 52.216-18 ORDERING (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract award through the effective period of the contract.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

I-4         FAR 52.216-19 ORDER LIMITATIONS (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $100,000, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)         Maximum order.  The Contractor is not obligated to honor -

     (1)  Any order for a single item in excess of $5,000,000

     (2)  Any order for a combination of items in excess of $20,000,000; or

     (3) A series of orders from the same ordering office within 60 days that together call for quantities exceeding the limitation in subparagraph
          (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52 216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 60 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

I-5         FAR 52.516-22 INDEFINITE QUANTITY (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum".

(c) Except for any limitations or quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after a ninety (90) day period following contract expiration.

          PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

                                    SECTION J

                               LIST OF ATTACHMENTS

J-1 Attachment (1) - Statement of Work - 32 Pages, With Exhibit A - DD Form 1423, Contract Data Requirements And Enclosure (1) - Instructions For Distribution - 8 Pages

J-2       Attachment (2) - Requirement For On-Site Contractors - 5 Pages

J-3       Attachment   (3)   -  DD   254,   Contract   Security   Classification
          Specification Form Ser 100-97 Dated - Pages 2

J-4       Attachment (4) - Personnel Qualifications - 35 Pages